______________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2008

GEORESOURCES, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Cypress Station Drive, Suite 220
Houston, Texas 77090
(Address of principal executive offices) (Zip Code)

(281) 537-9920
Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 7– REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.

On February 21, 2008, GeoResources, Inc. issued a press release announcing that it had filed a Current Report on Form 8-K with the Securities and Exchange Commission containing a comprehensive operations update, which includes reserve quantities and production results. Also, the press release announced that the Company’s President and Chief Executive Officer, Frank A. Lodzinski, will be a presenter at the 4th Annual Energy Conference hosted by C.K. Cooper & Company to be held in Palm Springs, California February 21-22, 2008.

A copy of the press release is furnished with this report as Exhibit 99.10, and is incorporated herein by reference.

The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

99.10	GeoResources, Inc. Press Release dated February 21, 2008

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC

By:	/s/ Frank A. Lodzinski Frank A. Lodzinski, President

Date: February 22, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.10	GeoResources, Inc. Press Release dated February 21, 2008

EXHIBIT 99.10
Contact:  Cathy Kruse
Telephone: 701-572-2020 ext 113
cathyk@geoi.net
     FOR IMMEDIATE RELEASE

GeoResources, Inc. Files Operations Update Form 8-K

Houston, Texas, February 21, 2008 – GeoResources, Inc., (Nasdaq:GEOI), today announced that it has filed with the Securities and Exchange Commission a Current Report on  Form 8-K containing a comprehensive operations update, which includes reserve quantities and production results.  At year-end 2007, GeoResources’ reserves are estimated at 15.7 million barrels of oil equivalent, approximately 69% oil and 85% proved developed.  Current production is approximately 3,500 BOE per day.  The Company owns 145,780 net developed acres and 59,149 net undeveloped acres of leases in Texas, Louisiana, Colorado, North Dakota, Montana and Utah. The Form 8-K is available on the Company’s website, www.georesourcesinc.com.

The Company also announced that its President and Chief Executive Officer, Frank A. Lodzinski, will be a presenter at the 4th Annual Energy Conference hosted by C. K. Cooper & Company to be held in Palm Springs, California February 21 – 22, 2008.  Mr. Lodzinski will present to this Conference on Thursday, February 21, 2008 at 11:45 a.m. EDT.

About GeoResources, Inc.
In April, 2007, the Company completed its mergers with Southern Bay Oil & Gas L.P. and Chandler Energy, LLC.  The management of Southern Bay and Chandler became the principal management of the combined entity.  Corporate headquarters are located in Houston, Texas.  The Company conducts its exploration, development and production operations through wholly owned subsidiaries.  Activities in the Southern Region are conducted through Southern Bay Energy, LLC, located in Houston, Texas and Northern Region operations are conducted through G3 Energy LLC, located in Denver, Colorado.  The Company also maintains a regional office in Williston, North Dakota.  For more information, visit our website at www.georesourcesinc.com.

Forward-Looking Statements
Information herein contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words such as "may," "will," "expect," "anticipate," "estimate" or "continue," or comparable words.  All statements other than statements of historical facts that address activities that the Company expects or anticipates will or may occur in the future are forward-looking statements.  Readers are encouraged to read the SEC reports of the Company, particularly its Form 10-KSB for the Fiscal Year Ended December 31, 2006 and the Company’s Registration Statement on Form S-3 (Reg. No. 333-144831), dated July 24, 2007, for meaningful cautionary language disclosure.